HERE CONFIDENTIAL     Exhibit 10.16.49+

EIGHTH AMENDMENT TO TERRITORY LICENSE NO. 10 ([*****] Navigation Applications)
This Eighth Amendment (the “Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the last signature date below (“Amendment Effective Date”). The Agreement and TL 10, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings set forth in the Agreement.
The parties agree to amend certain provisions of TL 10 with this Amendment as follows:

1.	The following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL 10:

[*****] –HERE Location Platform Services- [*****]
Territory	PER COPY LICENSE FEE*
South Korea	$[*****]

*Additional terms:
(i) The fee per Copy indicated above shall include access to the HERE Location Platform Services only and does not include the fees for [*****].
(ii) Client shall be entitled to a [*****] of the full license fee per Copy if Client [*****] the subscription fees based on [*****] for the [*****]. For example, if Client [*****] for [*****] Copies in [*****], the total fee would be [*****]. Client is required to report [*****] with these subscriptions on the license fee reports. Once the [*****] of subscriptions reported [*****] the [*****] amount of [*****], HERE would invoice at the $[*****]/Copy [*****].

2.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Jeannie Lee Newman        By:    /s/ Michael Strambi
Name:    Jeannie Lee Newman        Name:    Michael Strambi
Title:    Senior Legal Counsel        Title:    Chief Financial Officer
Date:    12/13/18        Date:    11/30/18

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 8 to TL 10 [Telenav, Inc.][ [*****]]    Page 1 of 2

HERE CONFIDENTIAL     Exhibit 10.16.49+

HERE NORTH AMERICA, LLC
By:    /s/ Simon B. Anolick
Name:    Simon B. Anolick
Title:    HERE Legal
Date: 12/13/18

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 8 to TL 10 [Telenav, Inc.][ [*****]]    Page 2 of 2